Harbor Global Value Fund

Supplement to Prospectus dated February 6, 2009 (as revised May 1, 2009)

Caroline Cai has joined John Goetz and Michael Peterson in co-managing the Harbor Global Value Fund. Pzena Investment Management LLC, as the Fund’s Subadviser will continue to make investment decisions for the Fund using a team approach. Those primarily responsible for overseeing the Fund’s investments are Caroline Cai, John P. Goetz, and Michael D. Peterson, each of whom have joint decision-making responsibility and “veto authority” over any investment decision. All decisions require unanimous consent of the team; individual portfolio managers do not have any latitude to make independent portfolio decisions. A. Rama Krishna, previously one of the three portfolio managers for the Harbor Global Value Fund, has announced his intention to depart Pzena over the course of the next year to attend to family matters. Mr. Krishna expects to contribute to research and portfolio management discussions in relation to the Fund but will have no decision-making responsibilities during this transition period.

The following supplements the information contained under the heading The Adviser and Subadvisers on page 16 of the Prospectus for the Harbor Global Value Fund only:

PORTFOLIO MANAGERS AND SUBADVISERS	MANAGER SINCE	BUSINESS EXPERIENCE (PAST FIVE YEARS)

Global Value
Caroline Cai Pzena Investment Management LLC	2009	Principal (since 2005), Portfolio Manager (since 2007), and Senior Research Analyst (since 2004), Pzena Investment Management; and Senior Research Analyst (1998 – 2004), Alliance Bernstein.

May 26, 2009

Investors Should Retain This Supplement For Future Reference